UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report – February 25, 2009

(Date of earliest event reported)

QUESTAR CORPORATION
(Exact name of registrant as specified in its charter)

STATE OF UTAH	001-08796	87-0407509
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

180 East 100 South Street, P.O. Box 45433 Salt Lake City, Utah 84145-0433
(Address of principal executive offices)

Registrant's telephone number, including area code (801) 324-5699

                                  Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17

       CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17

       CFR 240.13e-4(c))

Item 8.01   Other Events

On February 25, 2009, Standard & Poor's Ratings Services (S&P) announced that it has assigned a BBB+/Stable/ -- rating to the debt of Questar Corp. subsidiaries Questar Market Resources, Inc., Questar Pipeline Co., and Questar Gas Co.  S&P also affirmed a short-term credit rating of A-2 for Questar Corp. (--/--/A2).  In addition, S&P removed the ratings of Questar and its principal subsidiaries from CreditWatch.  S&P announced on October 15, 2008, that it had placed Questar and its principal subsidiaries on Credit Watch with negative implications.

Following is a summary of the ratings actions announced by S&P on February 25, 2009, for Questar and its subsidiaries:

Questar Corp. to --/--/A-2, from --/Watch Neg/A-2

Questar Market Resources Inc. to BBB+/Stable/--, from BBB+/Watch Neg/--

Questar Gas Co. to BBB+/Stable/--, from A-/Watch Neg/--

Questar Pipeline Co. to BBB+/Stable/--, from A-/Watch Neg/--

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

QUESTAR CORPORATION

   (Registrant)

Date: March 2, 2009

/s/S. E. Parks

S. E. Parks

Senior Vice President and

Chief Financial Officer

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